UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 7, 2020

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 2.02	Results of Operations and Financial Condition.
The information pursuant to Item 2.02 in this Current Report, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 7, 2020, NXP Semiconductors N.V. (“NXP”) announced certain preliminary results for first quarter 2020. The press release entitled “NXP Semiconductors Updates View of First Quarter 2020 Performance and Sets Date to Review Detailed Results” is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events.
Supplemental Risk Factor
NXP is filing this Item 8.01 disclosure to supplement the risk factors described in “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed on February 27, 2020 (the “Form 10-K”). The following risk factor disclosure should be read in conjunction with the other risk factors set out in the Annual Report on Form 10-K.
The extent to which the coronavirus (COVID-19) outbreak and measures taken in response thereto could materially adversely affect our financial condition and results of operations will depend on future developments, which are highly uncertain and are difficult to predict.
The novel strain of the coronavirus identified in China in late 2019 has globally spread throughout other areas such as Asia, Europe, the Middle East, and North America and has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. These measures have impacted and may further impact our workforce and operations, the operations of our customers, and those of our respective vendors and suppliers. We have significant manufacturing operations in China, Malaysia, Thailand, Singapore, Taiwan, The Netherlands and the U.S., and each of these countries has been affected by the outbreak and taken measures to try to contain it. There is considerable uncertainty regarding such measures and potential future measures, and restrictions on our access to our manufacturing facilities or on our support operations or workforce, or similar limitations for our vendors and suppliers, and restrictions or disruptions of transportation, such as reduced availability of air transport, port closures, and increased border controls or closures, could limit our capacity to meet customer demand and have a material adverse effect on our financial condition and results of operations.
The outbreak has significantly increased economic and demand uncertainty. It is likely that the current outbreak or continued spread of COVID-19 will cause an economic slowdown, and it is possible that it could cause a global recession. Risks related to a slowdown or recession are described in our risk factor titled “Significantly increased volatility and instability and unfavorable economic conditions may adversely affect our business” under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.
The spread of COVID-19 has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers, partners, and suppliers. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus, and our ability to perform critical functions could be harmed.
The degree to which COVID-19 impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 outbreak has subsided, we may experience material adverse impacts to our business as a result of the global economic impact and any recession that has occurred or may occur in the future. There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the outbreak on our operations and financial results is highly uncertain and subject to change.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated April 7, 2020 entitled: “NXP Semiconductors Updates View of First Quarter 2020 Performance and Sets Date to Review Detailed Results”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

/s/ Peter Kelly
Name: Peter Kelly
Title: Executive Vice President and Chief Financial Officer

Date: April 7, 2020

NXP Semiconductors Updates View of First Quarter 2020 Performance and
Sets Date to Review Detailed Results

EINDHOVEN, The Netherlands, April 7, 2020 - NXP Semiconductors N.V. (NASDAQ: NXPI) today updated its performance expectations for first quarter 2020, due to the business impact from the novel coronavirus (“COVID-19”). This pre-announcement is currently the company’s best estimate but may change following the completion of its first quarter financial closing procedures. These estimates reflect a worse than anticipated impact from the COVID 19 pandemic versus what the company had anticipated on March 2, 2020.

“Consistently during this challenging period, we have taken stringent actions to ensure the health and safety of all of our NXP team members and are extremely proud of their continued dedication,” said Richard Clemmer, NXP Chief Executive Officer. “Additionally, the impact to our first quarter results due to COVID-19 were more significant than we anticipated on March 2. While the supply chain disruption experienced post Lunar New Year in China appears to be subsiding, the end market demand trends in the rest of the world have started to significantly deteriorate. Throughout March, the demand headwinds accelerated in the automotive market where many global auto OEMs outside of China have shut production lines, and within the industrial and mobile markets where customer demand trends have resulted in the push-out of orders. We continue to be vigilant in the management of our distribution channel, aligning channel inventory to the sales out of the channel, and expect channel inventory to be consistent with prior periods, in the 2.4 months of supply range. Furthermore, we chose not to ship roughly $150 million of orders to our distribution partners in order to maintain our normal channel inventory. The current customer demand environment remains quite fluid and we will provide our best perspective for the second quarter during our earnings call on April 28.”

“While the demand environment is challenging, NXP continues to have a strong balance sheet and excellent liquidity. We expect our cash balance to be $1.1 billion as of the end of March, and in addition we have an untapped revolving credit facility of $1.5 billion, should we need it,” said Peter Kelly, NXP Chief Financial Officer.

The preliminary results set forth below are unaudited, are based on management’s initial review of NXP’s operating results for the three-month period ended March 29, 2020 and are subject to revision based upon the quarter-end closing procedures and the completion of the financial statements for the three-month period ended March 29, 2020. Actual results may differ materially from these preliminary results as a result of the completion of quarter-end closing procedures, final adjustments and other developments arising between now and the time that the company’s financial results are finalized. In addition, these preliminary unaudited results are not a comprehensive statement of the financial results for the quarter ended March 29, 2020, should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the results for any future period.

Note (1): On March 2, 2020, NXP updated its revenue outlook for the first quarter of 2020. At that time, NXP anticipated revenue would be lower than its original guidance in a range of $50 to $150 million.

Additional Information:

1.	Non-GAAP Gross profit excludes Purchase Price Accounting effects (“PPA”), $(36) million; Stock Based Compensation, $(11) million; Restructuring and Other Incidentals, $(3) million;

2.	Non-GAAP Operating income excludes PPA effects, $(419) million; Stock Based Compensation, $(107) million; Merger related costs, $(4) million; Restructuring and Other Incidentals, $96 million;

3.	Non-GAAP Financial Income (expense) excludes Other financial expense $(3) million;

4.	Cash paid for income taxes related to on-going operations was $28 million. Items not related to on-going operations resulted in additional cash payments of $11 million;

5.	Non-controlling interest is expected to be approximately $(7) million;

NXP is currently in its quiet period and will not be hosting a call to add any further commentary. The company will plan to review the second quarter outlook during its earnings call on April 28, 2020.

Earnings Conference Call Details
The company will release the final financial results for the first quarter 2020 and its guidance for the second quarter of 2020 after the close of normal trading on the NASDAQ Global Select Market on Monday, April 27, 2020. The company will host a conference call with the financial community on Tuesday, April 28, 2020 at 8:00 a.m. U.S. Eastern Daylight Time (EDT) to review the results in detail. Interested parties may join the scheduled conference call by dialing the following numbers:

Within the U.S.:    1 - 888 - 603 - 7644
Outside the U.S.: 1 - 484 - 747 - 6631
Participant Passcode: 3279125

The call will be webcast and can be accessed from the NXP Investor Relations website https://investors.nxp.com. A replay of the call will be available on the NXP Investor Relations website within 24 hours of the actual call.

About NXP Semiconductors
NXP Semiconductors N.V. (NASDAQ: NXPI) enables secure connections for a smarter world, advancing solutions that make lives easier, better, and safer. As the world leader in secure connectivity solutions for embedded applications, NXP is driving innovation in the automotive, industrial & IoT, mobile, and communication infrastructure markets. Built on more than 60 years of combined experience and expertise, the company has approximately 29,000 employees in more than 30 countries and posted revenue of $8.88 billion in 2019. Find out more at www.nxp.com.

Forward-looking Statements
This document includes forward-looking statements which include statements regarding NXP’s business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: market demand and semiconductor industry conditions; the ability to successfully introduce new technologies and products; the end-market demand for the goods into which NXP’s products are incorporated; the ability to generate sufficient cash, raise sufficient capital or refinance corporate debt at or before maturity; the ability to meet the combination of corporate debt service, research and development and capital investment requirements; the ability to accurately estimate demand and match manufacturing production capacity accordingly or obtain supplies from third-party producers; the access to production capacity from third-party outsourcing partners; any events that might affect third-party business partners or NXP’s relationship with them, including the outbreak of COVID-19 or the requirements to suspend activities with customers or suppliers because of changing import and export regulations; the ability to secure adequate and timely supply of equipment and materials from suppliers; the ability to avoid operational problems and product defects and, if such issues were to arise, to correct them quickly; the ability to form strategic partnerships and joint ventures and to successfully cooperate with alliance partners; the ability to win competitive bid selection processes to develop products for use in customers’ equipment and products; the ability to achieve targeted efficiencies and cost savings; the ability to successfully hire and retain key management and senior product architects; and, the ability to maintain good relationships with our suppliers. In addition, this document contains information concerning the semiconductor industry and NXP’s business generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry, NXP’s markets and product areas may develop. NXP has based these assumptions on information currently available, if any one or more of these assumptions turn out to be incorrect, actual results may differ from those predicted. While NXP does not know what impact any such differences may have on its business, if there are such differences, its future results of operations and its financial condition could be materially adversely affected. There can be no assurances that a pandemic, epidemic or outbreak of a contagious diseases, such as COVID-19, will not have a material and adverse impact on our business, operating results and financial condition in the future. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, NXP does not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our SEC filings are available on our Investor Relations website, www.nxp.com/investor or from the SEC website, www.sec.gov.

For further information, please contact:

Investors:                                    Media:
Jeff Palmer                                    Jacey Zuniga
jeff.palmer@nxp.com                                 jacey.zuniga@nxp.com
+1 408 518 5411                                    +1 512 895 7398

NXP-Corp